SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

Delaware Pooled® Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

The Real Estate Investment Trust Portfolio II
(the “Fund”)

VOTING REMINDER! PLEASE VOTE TODAY!

YOUR VOTE IS IMPORTANT TO AVOID FURTHER CONTACT
AND COSTS ASSOCIATED WITH REMINDER MAILINGS AND
TELEPHONE SOLICITATION!

December 2009

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the Fund. This meeting, which was last scheduled for December 4, 2009, has been adjourned due to lack of investor response. The meeting is now scheduled for December 17, 2009 at 3:00 p.m., Eastern time at 2005 Market Street, 29th Floor, Philadelphia, PA 19103. Our records indicate that we have not received your voting instructions.

After careful review, your Board of Trustees has recommended that shareholders vote to approve the proposals, as described in the Proxy Statement we previously sent you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation, and the possibility of another meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to the meeting to be held on December 17, 2009. If you have any questions regarding the proposals, please call toll-free 800 231-8002.

TO VOTE TODAY, PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS:

1. Vote by Touch-Tone Telephone
          For touch-tone voting, please refer to your voting card(s) for a toll-free number and follow the instructions.

2. Vote On-Line
          Enter your control number located on your voting card(s) and follow the online instructions.

3. By Mail
          Return your executed voting card(s) in the enclosed postage-paid envelope.

WE NEED YOUR HELP. PLEASE VOTE TODAY!

The Large-Cap Value Equity Portfolio
(the “Fund”)

VOTING REMINDER! PLEASE VOTE TODAY!

YOUR VOTE IS IMPORTANT TO AVOID FURTHER CONTACT
AND COSTS ASSOCIATED WITH REMINDER MAILINGS AND
TELEPHONE SOLICITATION!

December 2009

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the Fund. This meeting, which was last scheduled for December 4, 2009, has been adjourned due to lack of investor response. The meeting is now scheduled for December 17, 2009 at 3:00 p.m., Eastern time at 2005 Market Street, 29th Floor, Philadelphia, PA 19103. Our records indicate that we have not received your voting instructions.

After careful review, your Board of Trustees has recommended that shareholders vote to approve the proposals, as described in the Proxy Statement we previously sent you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation, and the possibility of another meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to the meeting to be held on December 17, 2009. If you have any questions regarding the proposals, please call toll-free 800 231-8002.

TO VOTE TODAY, PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS:

1. Vote by Touch-Tone Telephone
          For touch-tone voting, please refer to your voting card(s) for a toll-free number and follow the instructions.

2. Vote On-Line
          Enter your control number located on your voting card(s) and follow the online instructions.

3. By Mail
          Return your executed voting card(s) in the enclosed postage-paid envelope.

WE NEED YOUR HELP. PLEASE VOTE TODAY!

I am following up regarding [   ]’s investment in The [   ] Portfolio of Delaware Pooled Trust.

As we previously communicated, there is a proxy solicitation currently underway. We held a special shareholder meeting on Nov. 12, 2009. However, we had to adjourn the proposals for certain funds until December 17, 2009, because we did not receive enough votes.

Our proxy vote tabulator, Broadridge, can only send the proxy card to the underlying shareholder and only the underlying shareholder can vote. I have asked Broadridge to e-mail a duplicate proxy card to your attention. When voting, please refer to the instructions referenced in the attached letter. In light of the timing of the December 17th shareholder meeting, registering your vote by telephone or internet would be greatly appreciated.

I have copied your consultant and custodian on this e-mail communication as they are aware of this proxy solicitation.

Your vote is important!

Thank you.